Other Long-term Assets	12 Months Ended
Dec. 31, 2021
Other Long-term Assets
Other Long-term Assets
12.	Other Long-term Assets

The following is a summary of other long-term assets (in thousands):

	December 31,	December 31,
	2020	2021
	RMB	RMB
Copyrights, licenses, domain names, trademark and technology	4,125,433	2,617,164
Long-term receivable	84,849	58,366
Long-term interest receivables	113,006	98,594
Goodwill	318,943	595,280
Staff housing loans	63,531	55,275
Non-current deposits	166,210	150,666
Others	236,710	433,111
	5,108,682	4,008,456

Balances of copyrights and licenses represents prepaid minimum royalties for exploitation of related intellectual properties, which was amortized over the term of the respective licensing agreements or estimated amortization periods.

Goodwill

	December 31,	December 31,
	2020	2021
	RMB	RMB
Beginning balance	—	318,943
Additions	318,943	276,337
Ending balance	318,943	595,280

For the years ended December 31, 2020 and 2021, the Group performed impairment tests using the qualitative and quantitative method and concluded that the goodwill was not impaired as at December 31, 2020 and 2021, therefore, no provision was recorded.

The Group made housing loans to its employees (excluding executive officers) for house purchases via a third-party commercial bank in China. Each individual staff housing loan is collateralized either by the property for which the loan is extended or by approved personal guarantees for the loan amount granted. The repayment term is five years from the date of drawdown. The interest rate is fixed varying from 1.5% to 4.75% per annum for the years ended December 31, 2020 and 2021. The outstanding portion of the staff housing loans repayable within 12 months as of December 31, 2020 and 2021 amounted to approximately RMB37.2 million and RMB29.2 million, respectively. The amount are reported under “Prepayments and other current assets” in the consolidated balance sheets (see Note 6).